SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                         Date of Report: April 15, 2005
                 Date of Earliest Event Reported: April 11, 2005


                         WORLD WASTE TECHNOLOGIES, INC.
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             (Exact Name of Registrant as Specified in its Charter)


                                   California
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                 (State or Other Jurisdiction of Incorporation)

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
                        1-11476                                                               95-3977501
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               (Commission File Number)                                          (I.R.S.  Employer Identification No.)


 13520 Evening Creek Drive, Suite 130, San Diego, California                                     92128
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         (Address of Principal Executive Offices)                                             (Zip Code)
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                                 (858) 391-3400
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).


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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

      On April 11, 2005, World Waste Technologies, Inc. ("WWT" or the "Company") executed an unsecured senior promissory note (the "Note") in favor of Trellus Management, LLC ("Trellus") providing for a loan by Trellus to the Company of $750,000. The proceeds of the Note will be used by the Company for general working capital purposes. The Note bears interest at an annual rate equal to 12% with interest payable at the time the Company pays the principal amount due on the Note. The Note is due in full on the earlier of (a) July 11, 2005 or (b) the closing date of an equity investment in the Company by Trellus or its affiliates resulting in gross proceeds to the Company of at least $8,000,000. Among other restrictions, the Note prohibits the Company from incurring additional indebtedness (other than trade payables incurred in the ordinary course of business), until the Note and accrued interest thereon is repaid in full. The foregoing description is qualified by reference to Exhibit 10.1 to this Current Report on Form 8-K, which Exhibit is incorporated herein by reference.

ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

      See Item 1.01 above.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c)   Exhibits.

The following is filed as an exhibit to this Current Report on Form 8-K:

  EXHIBIT NO.                           DESCRIPTION

      10.1 Senior Promissory Note in favor of Trellus Management, LLC, dated April 11, 2005



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                  WORLD WASTE TECHNOLOGIES, INC.

                                  By: /s/ Thomas L. Collins
                                      -----------------------
                                      Thomas L. Collins
                                      Chief Executive Officer


Date: April 15, 2005


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                                  EXHIBIT INDEX


  EXHIBIT NO.                   DESCRIPTION

     10.1 Senior Promissory Note in favor of Trellus Management, LLC, dated April 11, 2005